UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 2, 2004 (June 1, 2004)

Advanced Neuromodulation Systems, Inc.

(Exact name of registrant as specified in charter)

Texas	0-10521	75-1646002

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Windcrest Drive, Suite 100
Plano, Texas 75024

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 309-8000

Item 9. “Regulation FD Disclosure.”
SIGNATURES
INDEX TO EXHIBITS
Press Release

Item 9. “Regulation FD Disclosure.”

On June 1, 2004, we issued a press release announcing that our Board of Directors has approved the repurchase of up to 1,000,000 shares of our common stock. The release stated that repurchases will be made from time to time in open market purchases or privately negotiated transactions, subject to price and availability, and financed out of working capital. A copy of the press release is attached as Exhibit 99.1.

This press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	June 2, 2004

ADVANCED NEUROMODULATION SYSTEMS, INC.

		By:	/s/ F. Robert Merrill III

			Name:	F. Robert Merrill III
			Title:	Executive Vice President, Finance,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated June 1, 2004 (This press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act)